Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Global Network, Inc. (the "Company") on Form 10-QSB for the fiscal period ended June 30, 2003, as filed with the Securities and Exchange Commission on August 19, 2003 (the "Report"), I, James
C. Mason, Chief Executive Officer of the Company, hereby certify pursuant to 18
U. S. C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


James C. Mason
Chief Executive Officer


August 19, 2003